SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2017

Bristol-Myers Squibb Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2017, the board of directors (the “Board”) of Bristol-Myers Squibb Company (the “Company”) temporarily increased the size of the Board from eleven directors to fourteen directors until the 2017 annual meeting of stockholders and appointed Messrs. Robert J. Bertolini, Matthew W. Emmens and Theodore R. Samuels as members of the Board to fill the newly created directorships, effective immediately. Each of Messrs. Bertolini, Emmens and Samuels will serve as directors until the 2017 annual meeting of stockholders and until his successor is duly elected and qualified. At the 2017 annual meeting of stockholders, eleven directors will stand for election, including Messrs. Bertolini, Emmens and Samuels, and the size of the Board will return to eleven directors.

The Board has affirmatively determined that each of Messrs. Bertolini, Emmens and Samuels qualify as independent directors under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the applicable listing standards of the New York Stock Exchange.

As of the date hereof, the Board has not determined any committee appointments for Messrs. Bertolini, Emmens or Samuels.

None of Messrs. Bertolini, Emmens or Samuels was selected as a director pursuant to any arrangement or understanding between him and any other person. There are no related party transactions between the Company and any of Messrs. Bertolini, Emmens or Samuels.

Each of Messrs. Bertolini, Emmens and Samuels will receive compensation for his services on the Board in accordance with the Company’s standard compensatory arrangement for non-employee directors, including an annual retainer of $100,000 and an annual award of deferred share units valued at $170,000 on the date of grant. Upon joining the Board, each of Messrs. Bertolini, Emmens and Samuels will receive a pro rata portion of the 2016 annual deferred share unit award.

Item 8.01.          Other Items.

On February 21, 2017, the Company announced that it has entered into accelerated share repurchase agreements with each of Morgan Stanley & Co. LLC and Goldman, Sachs & Co. to repurchase, in aggregate, $2.0 billion of the Company’s shares of common stock. Approximately 80% of the shares to be repurchased under the transaction will be received by the Company on February 28, 2017. The final settlement of the transactions under the agreements is expected to be completed prior to the end of the second quarter of 2017, at which time the total number of the Company’s shares repurchased under the agreements will be determined based on a discount to the volume-weighted average price of the Company’s common stock during the term of the repurchase transactions.

The accelerated share repurchase agreements were entered into pursuant to the Company’s existing share repurchase authorization, as previously announced on October 27, 2016.

On February 21, 2017, the Company issued a press release to announce the appointment of Messrs. Bertolini, Emmens and Samuels to the Board and the entry into the accelerated share repurchase agreements. A copy of the press release is attached as Exhibit 99.1.

Statement on Cautionary Factors

This Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. These statements may be identified by the fact that they use words such as "anticipate", "estimates", "should", "expect", "guidance", "project", "intend", "plan", "believe" and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations.

These factors include, among other things, effects of the continuing implementation of governmental laws and regulations related to Medicare, Medicaid, Medicaid managed care organizations and entities under the Public Health Service 340B program, pharmaceutical rebates and reimbursement, market factors, competitive product development and approvals, pricing controls and pressures (including changes in rules and practices of managed care groups and institutional and governmental purchasers), economic conditions such as interest rate and currency exchange rate fluctuations, judicial decisions, claims and concerns that may arise regarding the safety and efficacy of in-line products and product candidates, changes to wholesaler inventory levels, variability in data provided by third parties, changes in, and interpretation of, governmental regulations and legislation affecting domestic or foreign operations, including tax obligations, changes to business or tax planning strategies, difficulties and delays in product development, manufacturing or sales including any potential future recalls, patent positions, the ultimate outcome of any litigation matter and our level of indebtedness. These factors also include the Company’s ability to execute successfully its strategic plans, including its business development strategy, the expiration of patents or data protection on certain products, including assumptions about the Company’s ability to retain patent exclusivity of certain products, and the impact and result of governmental investigations. There can be no guarantees with respect to pipeline products that future clinical studies will support the data described in this release, that the compounds will receive necessary regulatory approvals, or that they will prove to be commercially successful; nor are there guarantees that regulatory approvals will be sought, or sought within currently expected timeframes, or that contractual milestones will be achieved. For further details and a discussion of these and other risks and uncertainties, see the Company's periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated February 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristol-Myers Squibb Company

By:	/s/ Katherine R. Kelly
Name:	Katherine R. Kelly
Title:	Corporate Secretary

Dated: February 21, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 21, 2017